PLACEMENT AGENCY AGREEMENT


         THIS AGREEMENT ("Agreement"), made as of the 17th day of March, 1999 by and between Euroweb International Corp., a Delaware corporation ("Company"), and J.P. Carey Securities, Inc., a Georgia corporation (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Company proposes to issue and sell up to $800,000 of its shares of common stock, par value $0.001, in an offering (the "Offering") not involving a public offering without registration under the Securities Act of 1933, as amended (the "Act"), pursuant to exemptions from the registration requirements of the Act under Regulation D promulgated under the Act ("Regulation D"), as described below; and

         WHEREAS, the Agent has offered to assist the Company in placing the Securities on a "best efforts," basis with and the Company desires to secure the services of the Agent on the terms and conditions hereinafter set forth;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

         1. Engagement of Agent. The Company hereby appoints the Agent as its exclusive placement agent for the Offering, to sell up to $800,000 of Securities in a series of tranches on a "best efforts" basis. resulting in gross proceeds to the Company of a maximum of $800,000. The Shares are to be offered based upon a price of $1.3125 per share. The Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its best efforts to find purchasers for the Securities. This appointment shall be irrevocable for the period commencing on March 17, 1999, and ending as further described in Section 5 herein, which period maybe extended by the consent of the Company and the Agent (the "Offering Period").

         2. Representations and Warranties of the Company. In order to induce the Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

         2.1 Offering Documents. The Company and the Placement Agent have prepared a Securities Purchase Agreement, certain exhibits thereto, and Registration Rights Agreement regarding the Securities, which documents have been or will be sent to proposed investors. In addition, proposed investors have received or will receive prior to closing copies of the Company's Annual Report on Form 10-KSB for the period ended December 31, 1997, and other documents that were subsequently filed with the SEC ("SEC Documents"). The SEC Documents were prepared in conformity with the requirements (to the extent applicable) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations ("Rules and Regulations") of the Commission promulgated thereunder. As used in this Agreement, the term

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"Offering Documents" refers to and means the SEC Documents, the Subscription
Agreement and all amendments, exhibits and supplements thereto, together with any other documents which are provided to the Agent by, or approved for Agent's use by, the Company for the purpose of this Offering.

         2.2 Provision of Offering Documents. The Company shall deliver to the Agent, without charge, as many copies of the Offering Documents as the Agent may reasonably require for the purposes contemplated by this Agreement. The Company authorizes the Agent, in connection with the Offering of the Securities, to use the Offering Documents as from time to time amended or supplemented in connection with the offering and sale of the Securities and in accordance with the applicable provisions of the Act and Regulation D. The Company consents to the Agent's distribution of the Offering Documents to prospective subscribers as a disclosure document about the Company, its business, prospects, financial condition and other matters.

         2.3 Accuracy of Offering Documents. Taken together, the Offering Documents, at the time of delivery to subscribers for the Securities, conformed in all material respects with the requirements, to the extent applicable, of the Act and the applicable Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. On the Closing Date (as hereinafter defined), the Offering Documents, taken together, will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations for the purposes of the proposed Offering, and all statements of material fact contained in the Offering Documents will be true and correct, and the Offering Documents will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company does not make any representations or warranties as to the information contained in or omitted from the Offering Documents in reliance upon written information furnished on behalf of the Agent specifically for use therein.

         2.4 Duty to Amend. If during such period of time, as in the opinion of the Agent or its counsel, any Offering Documents relating to this Offering are required to be delivered under the Act, any event occurs, or any event known to the Company relating to or affecting the Company shall occur as a result of which the Offering Documents as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the date hereof to amend or supplement the Offering Documents to comply with the Act or the applicable Rules and Regulations, the Company shall forthwith notify the Agent thereof and shall prepare such further amendment or supplement to the Offering Documents as may be required and shall furnish and deliver to the Agent and to others, whose names and addresses are designated by the Agent, all at the cost of the Company, a reasonable number of copies of the amendment or supplement or of the amended or supplemented Offering


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Documents which, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the Offering Documents not misleading in the light of the circumstances when it is delivered to a purchaser or prospective purchaser, and which will comply in all respects with the requirements (to the extent applicable) of the Act and the applicable Rules and Regulations.

         2.5 Corporation Condition. The Company's condition is as described in its Offering Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, present fairly the business and financial position of the Company as of the Closing Date.

         2.6 No Material Adverse Change. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to the Closing Date, there shall not have been any material adverse change in the condition, financial or otherwise, or in the results of operations of the Company or in its business taken as a whole.

         2.7 No Defaults. Except as disclosed in the Offering Documents or in writing to the Agent, the Company is not in default in any material respect in the performance of any obligation, agreement or condition contained in any material debenture, note or other evidence of indebtedness or any material indenture or loan agreement of the Company. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Company (in any respect that is material to the Company), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any property of the Company is bound, or to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company. The consent, approval, authorization or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the Blue Sky or securities laws of any state or jurisdiction.

         2.8 Incorporation and Standing. The Company is, and at the Closing Date will be, duly formed and validly existing in good standing as a corporation under the laws of the State of Delaware and with full power and authority (corporate and other) to own its properties and conduct its business, present and proposed, as described in the Offering Documents; the Company, has full power and authority to enter into this Agreement; and the Company is duly qualified and in good standing as a foreign entity in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company or its properties.


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         2.9 Legality of Outstanding Securities. Prior to the Closing Date, the
outstanding securities of the Company have been duly and validly authorized and issued, fully paid and nonassessable and conform in all material respects to the statements with regard thereto contained in the Offering Documents.

         2.10 Legality of Securities. The Securities, when sold and delivered, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with the terms thereof, and shall be duly and validly issued and outstanding, fully paid and nonassessable.

         2.11 Litigation. Except as set forth in the Offering Documents, there is now, and at the Closing Date there will be, no action, suit or proceeding before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened, which might result in judgements against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise) or business of the Company or which would materially adversely affect the properties or assets of the Company.

         2.12 Finders. The Company does not know of any outstanding claims for services in the nature of a finder's fee or origination fees with respect to the sale of the Securities hereunder for which the Agent may be responsible.

         2.13 Tax Returns. The Company has filed all federal and state tax returns which are required to be filed, and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. All taxes with respect to which the Company is obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes.

         2.14 Authority. The execution and delivery by the Company of this Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding and legally enforceable obligation of the Company subject to standard qualifications as to the availability of equitable remedies, the effect of bankruptcy and other laws relating to the protection of debtors and public policy opinions promulgated by the Commission with respect to indemnification against liabilities under the Act.

         2.15 Actions by the Company. The Company will not take any action which will impair the effectiveness of the transactions contemplated by this Agreement.

         3.       Issue, Sale and Delivery of the Securities.

         3.1 Deliveries of Securities. Certificates in such form that, subject to applicable transfer restrictions as described in the Subscription Agreement, they can be negotiated by the purchasers thereof (issued in such denominations and in such names as the Agent may direct the Company to issue) for the Securities, and warrants representing the Agent's warrant compensation described in Section 3.6 below


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("Warrants"), shall be delivered by the Company to the Escrow Agent, with copies made available to the Agent for checking at least one (1) full business day prior to the Closing Date, it being understood that the directions from the Agent to the Company shall be given at least two (2) full business days prior to the Closing Date. The certificates for the Securities and the Warrants shall be delivered at the Closing and at each Subsequent Closing (as defined hereinafter).

         3.2 Escrow of Funds. Pursuant to the Escrow Agreement, a copy of which is attached hereto as Exhibit "A" (the "Escrow Agreement"), executed by the Company, the Agent and the escrow agent (the "Escrow Agent"), the subscribers shall place all funds for purchase of Securities for each Closing in an escrow account. The Company shall have the right to approve or object the subscriptions of each subscriber, as described in the Subscription Agreement prior to each closing. At such time as subscribers, subscribing for at least $100,000 of Securities, have delivered to the Escrow Agent their signed subscription documents, those subscribers have been approved by the Company, and all other Closing conditions have been met, Escrow Agent shall release the subscription funds and signed documents to the Company and release the certificates representing the Securities to the subscribers (the "Initial Closing"). In the event that the Initial Closing shall be for an amount of Securities less than $800,000, the Offering may be continued, and additional Closings may be held (each a "Subsequent Closing") throughout the Offering Period. In addition, the Agent shall have the right to act as agent for the sale of additional Debentures or Securities as set forth in Section 5 herein.

         3.3 Closing Date. The Initial Closing and any Subsequent Closing shall take place at the offices of Sims Moss Kline & Davis LLP, 400 Northpark Town Center, Suite 310, 1000 Abernathy Road, NE, Atlanta, Georgia 30328 at such time and date ("Closing Date") as will be fixed either orally or in writing by notice to be given by the Agent to the Company after consultation with the Company, such Closing Date to be not less than one (1) full business day after the date on which such notice shall have been given and not less than one (1)) and not more than ten (10) full business days after the date on which the Escrow Agent shall have given written notice to the Company and the Agent that funds deposited with the Escrow Agent total at least $100,000. The Closing Date may be changed by mutual agreement of the Agent and the Company.

         3.4      Agent's Compensation.  The Company shall pay the Agent:

                  (a) A commission of ten percent (10%) of the gross subscription proceeds of the Initial Offering and any subsequent Offerings; and

                  (b) In addition to the fees and reimbursement of costs set forth in Sections 3.4 and 3.5 of this Agreement, the Company shall issue to the Agent warrants ("Warrants") in an amount equal to 10% of the Securities issued by the Company at an exercise price equal to 120% of the Closing Bid Price (as defined in the Securities Purchase Agreement). The Warrants shall have cashless


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






         exercise provisions. The term of the Warrant shall be five years. The shares of Common Stock issuable upon exercise of the Warrants shall have registration rights. The Warrants shall be delivered by the Company to the Escrow Agent prior to each Closing, and the Escrow Agent shall deliver to the Agent the Warrants applicable to each Closing simultaneous with the respective Closing.

         3.5 Payment of Fees. The Escrow Agent shall be instructed to pay all fees up to $15,000 (including, but not limited to Agent's legal fees) and cost reimbursements and Warrants pursuant to section 3.4 of this Agreement, directly to the Agent from the proceeds of the Closing and all Subsequent Closing, simultaneous with the transfer of proceeds to the Company.

         4. Offering of the Securities on Behalf of the Company.

         4.1 In offering the Securities for sale, the Agent shall offer them solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth in the Offering Documents. The Agent shall commence making such offer as an agent for the Company as soon as possible following delivery of the Offering Documents.

         4.2 The Agent will not make offers to sell the Securities to, or solicit offers to subscribe for any Securities from, persons or entities that are not "accredited investors" as defined in Regulation D.

         5. Right of First Refusal. The Company hereby grants Agent rights of first refusal as follows:

         5.1 Beginning the date hereof and ending six (6)months from the final Closing, the Company grants to the Agent a right of first refusal to act as the Company's exclusive placement agent for the sale of any debt or equity to be issued by the Company ("Financing Transaction"). The Agent shall have ten (10) business days from the date of its receipt from the Company of a detailed and complete summary of any proposed Financing Transaction to exercise its right of first refusal to act as Agent upon the same terms and conditions on an all or nothing basis. In the event that the Company changes or deviates from any of the terms of the proposed Financing Transaction contained in such written notice, then such changes or deviation shall be deemed to constitute a new proposed Financing Transaction and the Company shall b e required to submit a new written right of first refusal notice to Agent and Agent shall have ten (10) business days from the date of such notice to exercise its right of first refusal as described herein.

         5.2 The Company agrees to maintain the confidentiality of the Agent's clients, except as required by applicable law. Such clients shall be those entities which invest in the Offering (the "Clients"). For a period of two years from the Closing (the "Exclusivity Period"), the Company will not solicit or enter into any financing transaction ("Transaction") with the clients without the written consent of Agent.


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






         5.3 In the event that Company breaches Section 5.1 or 5.2 of this Agreement and engages in a Transaction with the Clients during the Exclusivity Period, Agent shall be entitled to receive compensation in the same proportion to the financing done without Agent's participation as the compensation to Agent under this Agreement bears to the financing raised in this Offering.

         6(a) Covenants of the Company. The Company covenants and agrees with the Agent that:

                  6.1 After the date hereof, the Company will not at any time, prepare and distribute any amendment or supplement to the Offering Documents, of which amendment or supplement the Agent shall not previously have been advised and the Agent and its counsel furnished with a copy within a reasonable time period prior to the proposed adoption thereof, or to which the Agent shall have reasonably objected in writing on the ground that it is not in compliance with the Act or the Rules and Regulations (if applicable).

                  6.2 The Company will pay, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated, all actual costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Securities and their issue and delivery to the Agent, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Securities, the fees and expenses of the Company's counsel (except as provided below) and accountants, the cost of reproduction and furnishing to the Agent copies of the Offering Documents as herein provided.

                  6.3 As a condition precedent to the Initial Closing, the Company will deliver to the Agent a true and correct copy of the Articles of Incorporation of the Company, and all amendments and certificates of designation of preferences of preferred stock, including without limitation the certificate of designation of preferences regarding the Securities, if applicable, certified by the Secretary of State of Delaware.

                  6.4 Prior to the Closing Date, the Company will cooperate with the Agent in such investigation as it may make or cause to be made of all of the properties, business and operations of the Company in connection with the Offering of the Securities. The Company will make available to it in connection therewith such information in its possession as the Agent may reasonably request and will make available to the Agent such persons as the Agent shall deem reasonably necessary and appropriate in order to verify or substantiate any such information so supplied.

                  6.5 The Company shall be responsible for making any and all filings required by the Blue Sky authorities and filings required by the laws of the jurisdictions in which the subscribers who are accepted for purchase of Securities are located, if any. Agent shall assist Company in this respect, but such filings shall be the responsibility of Company.


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






         7.  Indemnification.

         7.1 The Company agrees to indemnify and hold harmless the Agent, each person who controls the Agent within the meaning of Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, as amended, and the Agent's employees, accountants, attorneys and agents (the "Agent's Indemnitees") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law for any legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon any untrue statement of material fact contained in the Offering Documents or any amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, all as of the date of the Offering Documents or of such amendment as the case may be; provided, however, that the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such litigation, if such settlements are made without the consent of the Company, nor shall it apply to the Agent's Indemnitees in respect to any such losses, claims, damages or liabilities arising out of or based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent specifically for use in connection with the preparation of the Offering Documents or any such amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities law thereof. This indemnity agreement is in addition to any other liability which the Company may otherwise have to the Agent's Indemnitees. The Agent's Indemnitees agree, within a reasonable time after the receipt by them of written notice of the commencement of any action against them in respect to which indemnity may be sought from the Company under this Section 7. 1, to notify the Company in writing of the commencement of such action, and if the Agent's Indemnitees shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Agent's Indemnitees, defendant or defendants, in such litigation. The Company agrees to notify the Agent's Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Securities and to furnish to the Agent's Indemnitees, at their request, copies of all pleadings therein and o permit the Agent=s Indemnities to be observers therein and apprise the Agent's Indemnitees of all developments therein, all at the Company's expense.

         7.2 The Agent agrees, in the same manner and to the same extent as set forth in Section 7.1 above, to indemnify and hold harmless the Company, and the Company's employees, accountants, attorneys


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and agents (the "Company's Indemnitees") with respect to (i) any statement in or omission from the Offering Documents or any amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or any information furnished pursuant to Section 3.4 hereof, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent or on its behalf specifically for use in connection with the preparation thereof or supplement thereto, or (ii) any untrue statement of a material fact made by the Agent or its agents not based on statements in the Offering Documents or authorized in writing by the Company, or with respect to any misleading statement made by the Agent or its agents resulting from the omission of material facts which misleading statement is not based upon the Offering Documents, or information furnished in writing by the Company or, (iii) any breach of any representation, warranty or covenant made by the Agent in this Agreement. The Agent's liability hereunder shall be limited to the amount received by it for acting as Agent in connection with the Offerings. The Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of the commencement of any action in respect of which indemnity may be sought from the Agent, the Company's Indemnitees shall have the same obligation to give notice as set forth in Section 7.1 above, subject to the same loss of indemnity in the event such notice is not given, and the Agent shall have the same right to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel of recognized standing reasonably satisfactory to the Company. The Agent agrees to notify the Company's Indemnitees and , at their request, to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and apprise them of all the developments therein, all at the Agent's expense.

         7.3 If for any reason the indemnity provided for in Section 7.1 or 7.2 is unavailable to an Indemnified Person or insufficient to hold an Indemnified Person harmless, then the Indemnifying Party, to the fullest extent permitted by law, shall contribute to the amount paid or payable by such Indemnified Person as a result of such claims, liabilities, losses, damages or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company on one hand and by the Agent on the other, from the transaction or proposed transaction under this Agreement or if allocation on that basis is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Agent on the other, but also the relative fault of the Company and the Agent, as well as any relevant equitable considerations. It is hereby further agreed that the relative benefits to the Company on the one hand and the Agent on the other with respect to any transaction contemplated by this Agreement shall be deemed to be paid in the same proportion as (i) the total value of the transaction bears to (ii) the fees paid to the Agent with respect to the transaction. The relative fault of the Company on the one hand and the Agent on the other with respect to the transaction shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agent and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity, contribution and expense reimbursement obligations set forth herein



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(i) shall be in addition to any liability an Indemnifying Party may have to any
Indemnified Person at common law of otherwise, (ii) shall survive the termination of this Agreement, (iii) shall apply to any modification of this Agreement and shall remain in full force and effect following the completion or termination of the Agreement, (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Agent or any other Indemnified Person, and (v) shall be binding on any successor or assign of the Company or the Agent and the respective successors or assigns to all or substantially all of the Company's or the Agent's business and assets.

         8. Effectiveness of Agreement. This Agreement shall become effective
(i) at 9:00 A.M., Atlanta, Georgia time, on the date hereof or (ii) upon release by the Agent of the Securities for offering after the date hereof, whichever shall last occur. The Agent agrees to notify the Company immediately after the Agent shall have taken any action by such release or otherwise wherein this Agreement shall have become effective. This Agreement shall, nevertheless, become effective at such time earlier than the time specified above after the date hereof as the Agent may determine by notice to the Company.

         9. Conditions of the Agent's Obligations. The Agent's obligations to act as agent of the Company hereunder and to find purchasers for the Securities shall be subject to the accuracy, as of the Closing Date, of the representations and warranties on the part of the Company herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

         9.1 Counsel to the Agent shall not have objected in writing or shall not have failed to give his consent to the Offering Documents (which objection or failure to give consent shall not have been done unreasonably).

         9.2 The Agent shall not have disclosed to the Company that the Offering Documents, or any amendment thereof or supplement thereto, contains an untrue statement of fact, which, in the opinion of counsel to the Agent, is material, or omits to state a fact, which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein, under the circumstances in which they were made, not misleading.

         9.3 Between the date hereof and the Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause of such character as would materially adversely affect its business or property considered as an entire entity, whether or not such loss is covered by insurance.

         9.4 Between the date hereof and the Closing Date, there shall be no litigation instituted or threatened against the Company, and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other


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






governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, license, permits, operations or financial condition or income of the Company considered as an entity.

         9.5 Except as contemplated herein or as set forth in the Offering Documents, during the period subsequent to the most recent financial statements contained in the Offering Documents, if any, and prior to the Closing Date, the Company (i) shall have conducted its business in the usual and ordinary manner as the same is being conducted as of the date hereof and (ii) except in the ordinary course of business, the Company shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At the Closing Date, the equity account of the Company shall be substantially the same as reflected in the most recent balance sheet contained in the Offering Documents without considering the proceeds from the sale of the Securities other than as may be set forth in the Offering Documents.

         9.6 The authorization of the Securities by the Company and all proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to counsel to the Agent, who shall have furnished the Agent on the Closing Date with such favorable opinion with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement as the Agent may reasonably require, and the Company shall have furnished such counsel such documents as he may have requested to enable him to pass upon the matters referred to in this subparagraph.

         9.7 The Company shall have furnished to the Agent the opinion, dated the Closing Date, addressed to the Agent, from counsel to the Company, as required by the Subscription Agreement.

         9.8 The Company shall have furnished to the Agent a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date (other than representations and warranties which by their terms are specifically limited to a date other than the Closing
         Date), and the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                  (ii) the respective signers have each carefully examined the Offering Documents, and any amendments and supplements thereto, and, to the best of their knowledge, in the Offering memorandum, and any amendments and supplements thereto, all statements contained in the Offering Documents are true and correct, and neither the Offering Documents, nor any amendment or supplement thereto, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein under the circumstances in which they were made not misleading, and since the date hereof, there has occurred no event required to be set forth in an amended or supplemented Offering Documents, which has not been set forth; except as set forth in the Offering Documents, since the respective dates as of which or the periods for which the information is given in the Offering Documents and prior to the date of such certificate, (a) there has not been any substantially adverse change, financial and otherwise, in the affairs of condition in the Company, and (b) the Company has not incurred any material liabilities, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business.

         10.    Termination.

         10.1 This Agreement may be terminated by the Agent by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Agent in writing.

         10.2 This Agreement may be terminated by the Company by notice to the Agent in the event that the Agent shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Agent to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing.

         10.3 This Agreement may be terminated by the Agent by notice to the Company at any time, if, in the reasonable, good faith judgment of the Agent, payment for and delivery of the Securities is rendered impracticable or inadvisable because: (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally; (ii) a war or other national calamity shall have occurred; or (iii) the condition of the market (either generally or with reference to the sale of the Securities to be offered hereby) or the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable, in the judgment of the Agent, to proceed with this Agreement or with the Offering.

         10.4 Any termination of this Agreement pursuant to this Section shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 3, 5, and 6; and the Company and the Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 7.1 in the case of the Company and Section 7.2 in the case of the Agent.

         11. Agent's Representations, Warranties and Covenants. The Agent represents and warrants to and agrees with the Company that:

         11.1 Agent is a corporation duly incorporated and existing under the laws of the state of Georgia. Agent is registered with the Securities Exchange Commission and the NASD.

         11.2 There is not now pending or threatened against the Agent any action or proceeding of which the Agent has been advised, either in any court of competent jurisdiction, before the Commission or before any state securities commission or the NASD, concerning the Agent's activities which would impair the ability of the Agent to conduct the Offering as contemplated by this Agreement.

         11.3 Agent's representations and warranties under this Section shall be true and correct as of each Closing, and shall survive each Closing for a period of six months.

         12. Notices. Except as otherwise expressly provided in this Agreement:

         12.1 Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

         If to Company:             Euroweb International Corp.
                                    445 Park Avenue
                                    New York, New York 10022
                                    Facsimile: (212) 758-9896

         with a copy to:            Cohen & Cohen
                                    15th Floor
                                    445 Park Avenue
                                    New York, New York 10022
                                    Facsimile: (212) 758-9896

         12.2 Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

         If to the Agent:           J.P. Carey Securities, Inc.
                                    Atlanta Financial Center, East Tower
                                    3343 Peachtree Road, Suite 500
                                    Atlanta, Georgia 30326
                                    Attn: Joseph C. Canouse

         with a copy to:            Raymond L. Moss, Esq.
                                    Sims Moss Kline & Davis LLP
                                    400 Northpark Town Center, Suite 310
                                    1000 Abernathy Road, N.E.
                                    Atlanta, Georgia 30328

         12.3 Any notice instructing the Escrow Agent to distribute monies or Securities held in Escrow must be signed by authorized agents of both the Company and the Agent in order to be valid.

         13.      Miscellaneous.

         13.1 Benefit. This Agreement is made solely for the benefit of the Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

         13.2 Survival. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and the Agent, or the officers, directors or controlling persons of the Company and the Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Agent contained in Section 7 hereof shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Agent or any such officer, director or controlling person of the Company or of the Agent; (ii) delivery of or payment for the Securities; or (iii) the Closing Date, and any successor of the Company or the Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

         13.3 Governing Law. The validity, interpretation and construction of this Agreement and of each party hereof will be governed by the Laws of the State of Georgia. This Agreement and each Warrant Certificate hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any action asserted pursuant to this Paragraph.

         13.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

         13.5 Confidential Information. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

         13.6 Public Announcements. Prior to the Closing Date, neither party hereto will issue any public announcement concerning the within transactions without the approval of the other party.

         13.7 Finders. The parties acknowledge that no person has acted as a finder in connection with the transactions contemplated herein and each will agree to indemnify the other with respect to any other claim for a finder's fee in connection with the offering.

         13.8 Recitals. The recitals to this Agreement are a material part hereof, and each recital is incorporated into this Agreement by reference and made a part of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

                               "THE COMPANY"
                               EUROWEB INTERNATIONAL CORP.



                               By:_____________________________________

                           Title: _____________________________________


                               "THE AGENT"
                               J.P. CAREY SECURITIES, INC.


                               By:_____________________________________

                           Title: _____________________________________

                                   EXHIBIT "A"

                                ESCROW AGREEMENT



                                ESCROW AGREEMENT

     THIS AGREEMENT is made and entered into as of this 24th day of March, 1999, by and among THE BANK OF NEW YORK (the "Escrow Agent"), J. P. Carey Securities, Inc. (the "Placement Agent"), and Euroweb International Corp. (the "Company").

                                    RECITALS

     The Company proposes to offer for sale to investors through the Placement Agent up to $800,000 in principal amount of the Company's common stock, par value $0001 per shares (the "Securities") in multiple tranches with a minimum amount for the first tranche of at least $300,000 (the "Initial Minimum") and a minimum amount for each subsequent tranche of $100,000 (the "Subsequent Minimum') resulting in given proceeds to the Company of up to $800,000 (the "Proceeds").

     The Placement Agent intends to sell the Securities as the Company's agent on a best efforts basis (the "Offering").

     The Company and Placement Agent desire to establish an escrow account in which funds received from subscribers will be deposited pending completion of the Escrow Period. The Bank of New York agrees to serve as Escrow Agent in accordance with the terms and conditions set forth herein.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

     1. ESTABLISHMENT OF ESCROW ACCOUNT. On or prior to the date of the commencement of the offering, the parties shall establish an escrow account with the Escrow Agent, which escrow account shall be entitled, Euroweb International Corp. (the "Escrow Account"). The Placement Agent will instruct subscribers to wire funds to the account of the Escrow Agent as follows:

     The Bank of New York
     ABA #021000018
     GLA 111565
     Re: TAS# J.P. Carey & Euroweb International Corp
     Attn: Peggy McWhorter 770-698-5186

Only wire transfers shall be accepted.

     2. ESCROW PERIOD. The Escrow period shall begin with the commencement of the Offering and shall terminate upon the earlier to occur of the following dates:

     A. The date upon which the Escrow Agent confides that its has received in the Escrow Account gross proceeds of $800,000 in deposited, funds (the "Maximum");

     B. The expiration of one hundred and twenty (120) days from the date of commencement of the Offering (unless extended by mutual written agreement between the Company and the Placement Agent with a copy of such extension to the Escrow Agent); or

     C. The date upon which a determination is made by the Company and the Placement Agent to terminate the offering prior to the sale of the Maximum.

During the Escrow Period, the Company is aware and understands that it is not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Company or any other entity, or be subject to the debts of the Company or any other entity.

     3. DEPOSITS INTO THE ESCROW ACCOUNT. The Placement Agent agrees that it shall promptly deliver all monies received from subscribers for the payment of the Securities to the Escrow Agent for deposit in the Escrow Account.

     4. DISBURSEMENTS FROM THE ESCROW ACCOUNT. At such time as Escrow Agent has collected and deposited instruments of payment in the total amount of either of the initial Minimum and any Subsequent Minimum and any amounts up to the Maximum, Escrow Agent shall notify the Company and the Placement Agent. The Escrow Agent will continue to hold such funds until Placement Agent and Company jointly notify Escrow Agent in writing as to the disbursement of funds pursuant to a closing statement signed by each of the Placement Agent and the Company (the "Closing Statement"). In disbursing such funds, Escrow Agent is authorized to rely upon such Closing Statement from Company and Placement Agent.

     In the event the Escrow Agent does not receive the minimum deposits totaling $300,000 prior to the expiration of the Escrow Period (the "Minimum Deposits"), the Escrow Agent shall notify the Company and the Placement Agent. upon receipt of payment instructions from the Company, the Escrow Agent shall refund to each subscriber with interest the amount received from each subscriber, without deduction, penalty, or expense to the subscriber. The purchase money returned to each subscriber shall be free and clear of any and all claims of the Company or any of its creditors.

     In the event the Escrow Agent does receive deposits totaling the Minimum prior to expiration of the Escrow Period, in no event will the Escrow Amount be released to the Company until such amount is received by the Escrow Agent in collected funds. For purposes of this Agreement, the term "collected funds" shall mean all funds received by the Escrow Agent which have cleared normal banking channels and are in the form of cash.

     5. COLLECTION PROCEDURE. The Escrow Agent is hereby authorized to forward each wire for collection and, upon collection of the proceeds of each wire deposit the collected proceeds in the Escrow Account.

     Any wires returned unpaid to the Escrow Agent shall be returned to the Placement Agent. In such cases, the Escrow Agent will promptly notify the Company for such return.

     If the Company rejects any subscription for which the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check or wire to the rejected subscriber. If the Company rejects any subscription for which the Escrow Agent has not yet collected funds but has submitted the subscriber's wire for collection, the Escrow Agent shall promptly issue a check or wire the amount of the subscriber's wire to the rejected subscriber after the Escrow Agent has cleared such funds. If the Escrow Agent has not yet submitted a rejected subscriber's wire for collection, the Escrow Agent shall promptly remit the subscriber's wire directly to the subscriber. The Company shall provide payment instructions to the Escrow Agent.

     6. INVESTMENT OF ESCROW AMOUNT. The Escrow Agent may invest the Escrow Amount only in such accounts or investments as the Company may specify by written notice. The Company may only specify investment in money market instruments.

     7. COMPENSATION OF ESCROW AGENT. The Company shall, pay the Escrow Agent a fee for its escrow services as set forth on Exhibit "A" to this Escrow Agreement. If it is necessary for the Escrow Agent to return funds to the subscribers, the Company shall pay to the Escrow Agent an additional amount sufficient to reimburse it for its fees and actual cost in disbursing such funds. However, if funds are refunded to subscribers, no such fee, reimbursement for costs and expenses, indemnification for any damages incurred by the Escrow Agent, or any monies whatsoever shall be paid out of or chargeable to the principal amount of funds on deposit in the Escrow Account.

     8.    GENERAL PROVISIONS.
          (a)      (i)     Escrow Agent shall not be liable to anyone for any
                           damages, losses, or expense which they may incur as a result of any act or omission of Escrow Agent, unless such damages, losses, or expenses are caused by Escrow Agent's willful misconduct or gross negligence. Accordingly, Escrow Agent shall not incur any such liability with respect to (i) any action taken or omitted in good faith upon the advice of Escrow Agent's counsel or counsel for any other party hereto, given with respect to any question relating to the duties and responsibilities of Escrow Agent under this Agreement or (ii) any action taken or omitted in reliance upon any instrument, including execution, or the identity or authority of any person executing such instrument, its validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow
                           Agent shall, in good faith, believe to be genuine, to have been signed by a proper person or persons and to conform to the provisions of this Escrow Agreement.

                  (ii) Escrow Agent shall not be bound in any way by any contract or agreement between other parties hereto, whether or not it has knowledge of any such contract or agreement or of its terms or conditions.

                 (iii) The parties hereto, jointly and severally, hereby agree to indemnify and, hold harmless Escrow Agent against any and all costs, losses, claims, damages, liabilities, expenses, including reasonable costs of investigation, court costs, and attorney's fees, and disbursements, which may be imposed upon Escrow Agent in connection with its acceptance of appointment as Escrow Agent hereunder, including any litigation arising from this Escrow Agreement or invoking the subject matter hereof, and all such costs, expenses and disbursements shall be deducted from the income (if sufficient) or paid by the parties hereto, except for matters arising from the gross negligence or willful misconduct of Escrow Agent.

                  (iv) As security for such fees and expenses of Escrow Agent and any and all losses, claims, damages, liabilities and expenses incurred by Escrow Agent in connection with its acceptance of appointment hereunder, and with performance of the agreements herein contained, the Escrow Agent is hereby given a lien upon all assets held by Escrow Agent hereunder, which lien shall be prior to all other liens upon or claims against such assets, except for claims of subscribers in the event the Initial Minimum is not raised.

          (b)     (i)      In the event of any disagreement among any of the
                           parties to this Agreement, or among them or any other person resulting in adverse claims and demands being made in connection with or from any property involved herein or affected hereby, Escrow Agent shall be entitled to refuse to comply with any such claims or demands as long as such disagreement may continue, and in so refusing, shall make no delivery or other disposition of any property then held by it under this Escrow Agreement, and in so doing the Escrow
                           Agent shall be entitled to continue to refrain from acting until (a) the right of adverse claimants shall have been finally settled by binding arbitration. or finally adjudicated in a court assuming and having jurisdiction. of the property involved herein or affected hereby or (b) all differences shall have been adjusted by agreement and Escrow Agent shall have been notified in writing of such agreement signed by the parties hereto.


                  (ii) In the event of such disagreement (or resignation under the terms of this Agreement), Escrow Agent may, but need not, tender into the registry or custody of any court of competent jurisdiction all, money or property in its hands under the terms of this Agreement, together with such legal proceedings as it deems appropriate and thereupon to be discharged from all further duties under this Escrow Agreement. The filing of any such legal proceeding shall not deprive Escrow Agent of its compensation earned prior to such filing.

                  (iii) Escrow Agent shall have no obligation to take any legal, action in connection with this Escrow Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding which would or might involve it in any cost, expense, loss or liability unless security and indemnity shall be furnished.

          (c) This Agreement contains the entire understanding between and among the parties hereto, and shall be binding upon and inure to the benefit of such parties, and subject to its terms, their respective successors, heirs, assigns and legal representatives. Any corporation into which Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Escrow Agent shall be a party, or any corporation to which substantially all the corporate trust business of Escrow Agent may be transferred, shall., subject to the terms of the Escrow Agreement, be Escrow Agent under this Escrow Agreement without further act.

          (d) This Escrow Agreement is being delivered in and shall be governed by and construed and enforced in accordance with the laws of the State of Georgia without giving effect to the principals or rules governing conflicts of laws.

          (e) Notices, requests, demands or other communications required or permitted under this Escrow Agreement will be in writing and will be deemed given when actually delivered, received via facsimile notice for which a confirmation is received, or the third business day after said notice has been sent by certified mail, postage prepaid, return receipt requested to:

If to Escrow Agent:                 The Bank of New York
                                    Suite 520
                                    100 Ashford Center, North
                                    Atlanta, Georgia 30338

If to Placement Agent:              J.P. Carey Securities, Inc.
                                    Atlanta Financial Center, East Tower
                                    3343 Peachtree Road, Suite 500
                                    Atlanta, Georgia 30326
                                    Fax No.: (404)816-6268

If to Company:                      Euroweb International Corp.
                                    445 Park Avenue
                                    New York , New York 10022
                                    Fax No.: (212) 758-9896
                                    Attn: President

or such other address as a party may specify in writing to other parties pursuant hereto.

          (f) This Escrow Agreement shall not be modified, revoked, released or terminated except in writing and signed by parties hereto.

          (g) Should, at any time, any attempt be made to modify this Escrow Agreement in a manner that would increase the duties and responsibilities of Escrow Agent, or to modify this Escrow Agreement in any matter which Escrow Agent shall deem undesirable, or at any other time, Escrow Agent may resign by notifying the parties in writing, by certified mail to their respective addresses here and above set forth. Until
                           (i) the acceptance by such successor Escrow Agent as shall be appointment by such parties; or (ii) 60 days following the date upon which notice was mailed, whichever occurs sooner, Escrow Agent's only remaining obligation shall be to perform its duties hereunder in accordance with the terms of this Escrow Agreement. If said 60 days have passed without the acceptance by such successor Escrow Agent as shall have been appointed by such parties, then the Escrow Agent may exercise its rights under item 8(c) (ii) of this Agreement.

          (h) No Implied Duties. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no additional duties or obligations shall be implied hereunder. The parties hereby acknowledge that the Escrow Agency is serving as the Escrow Agent of the offering for the limited purposes set forth herein, and hereby agree that they will not represent or imply that the Escrow Agent, by serving as the escrow agent hereunder or otherwise, has investigated the desirability or advisability of this investment, or has approved, endorsed or passed upon the merits of this offering or any related, offering. It is further agreed that no party shall in any way use the name "The Bank of New York" in any sales presentation or literature except in, the context of the duties of the Escrow Agent as escrow agent of the Offering in the strictest sense. Any breach or violation of this paragraph (i) shall be grounds for the immediate resignation by the Escrow Agent. This Escrow Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.









             [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

             IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year above set forth.


ESCROW AGENT:                               THE BANK OF NEW YORK



                                            By:_____________________
                                            Name: Peggy T. McWhorter
                                            Title: As Agent

PLACEMENT AGENT:                            J.P. CAREY SECURITIES, INC.



                                            By:______________________
                                            Name:
                                            Title:


COMPANY:                                    EUROWEB INTERNATIONAL CORP.


                                            By:_______________________
                                            Name:
                                            Title:

                                   EXHIBIT "A"

               ESCROW AGREEMENT BY AND AMONG THE BANK OF NEW YORK, J.P. CAREY SECURITIES, INC. AND EUROWEB INTERNATIONAL CORP.


I.           ACCEPTANCE FEE                                                         $500.00

             Includes review of all documents, attendance at document conferences and closing (if necessary), establishment of accounts, receipt and deposit assets. This one-time fee is payable at the time of exercising.

II.          ANNUAL ADMINISTRATION FEE                                              $750.00

             Includes performance of all administrative duties under document provisions, including receipt and **disbursement of funds, periodic statement of account. Our annual administration fee is billed and payable annually in advance.

III.         **DISBURSEMENT FEE                                                      $25.00

             Charge for each payment each in excess of up to three disbursements of three payments each covered by the Annual Administration Fee.

IV.          REFUND OF SUBSCRIPTION DEPOSITS                                         $50.00

             Charge for each subscriber paid. Includes calculation of interest earned and wire/check fees.

V.           OUT-OF-POCKET EXPENSES                                                 AT COST

             All out-of-pocket expenses such as, but not limited to, travel, stationary, postage, insurance, courier charges, legal fees (if required), wire transfers, retention of records, and supplies such as check forms, will be billed at cost. In the event the transaction terminates before closing, all out-of-pocket expenses incurred, including our counsel fees, if applicable, will be billed.

VI.          EXTRAORDINARY SERVICES                                                 AT COST

             Charges for the performance of any services not of a routine administrative nature will be determined by appraisal at such time in amounts commensurate with the service. These extraordinary services may partially be classified as amendments and releases: preparation of special or interim reports which the escrow agent or agent must submit; unusual studies, considerations and actions taken with respect to document provisions.

             We reserve the right to adjust this schedule of fees from time to time upon 60 days written notice.

      OUR PROPOSAL IS SUBJECT TO OUR REVIEW AND ACCEPTANCE OF THE GOVERNING
           DOCUMENTS WHICH SET FORTH OUR DUTIES AND RESPONSIBILITIES.

DATED: _____________

                     CLOSING OF EUROWEB INTERNATIONAL CORP.
                                  COMMON STOCK
                                PRIVATE PLACEMENT

(A)      CASH RECEIPTS TO ESCROW AGENT

         From Investors referenced in item II(A)                                 $741,728.81

(B)      CASH DISBURSEMENTS

         Funds in escrow with Bank of New York as Escrow Agent                   $741,728.81

         Deductions

         (1)      Placement Agent Fee to JP. Carey Securities Inc. as
                  Placement Agent                                                 $74,172.88

         (2)      Attorneys' Fees of Sims Moss Kline & Davis LLP,                 $15,000.00
                  counsel to Placement Agent to be wired to firm
                  Operating Account at Wachovia Bank
                  (ABA #061000010
                  Account#12 884 733
                  Account Name: Sims Moss Kline & Davis)

         (3)      Escrow Agent Fee to Bank of New York as Escrow Agent             $1,250.00


Amount to be wired to Euroweb International Corp.                                $651,305.93

         Bank Name:        Chase Manhattan Bank
         Branch No.:       026
         Bank Address:     598 Madison Avenue
                           New York, NY 10022
         Account Title:    Euroweb International Corp.
         Address:          c/o Cohen & Cohen
                           445 Park Avenue
                           New York, NY 10022
         Account No.:      116 084 367
         ABA:     :        021-0000-21

Amount to be wired to J.P. Carey Securities, Inc.                                  74,172.88
                           South Trust Bank
                           Atlanta Financial Center
                           Atlanta, Georgia 30326
                           ABA#: 061 000 256
                           Account#:  66 871 293
                           Beneficiary: J.P. Carey Securities, Inc.

(C)      COMMON STOCK TO BE ISSUED TO INVESTORS


Name                              Certificate Nos.      Number of Shares
GPS America Fund Ltd.*            EI 00024              78,476
Cache Capital LP*                 EI 00025              34,285
Atlantis Capital Fund Ltd.*       EI 00026              300,000
Markham Holding Limited                                 152,380

(D)      WARRANTS TO PLACEMENT AGENT

         Warrants to purchase 56,514 shares of Euroweb International Corp. common stock at $2.10 per share.

         Accepted and agreed to as of this 7th day of April, 1999


                           EUROWEB INTERNATIONAL CORP.


                           By:/s/Frank R. Cohen
                           Name: Frank R. Cohen
                           Title:   Chairman of the Board


                           THE BANK OF NEW YORK
                           AS ESCROW AGENT


                            By:______________________
                            Name: Peggy T. McWhorter
                                            Title:   As Agent

                           J.P. CAREY SECURITIES, INC.
                                            AS PLACEMENT AGENT


                            By:______________________
                                      Name:
                                     Title:

--------------- *GPS America Fund Ltd., Cache Capital LP, and Atlantis Capital Fund Ltd. are managed by an affiliate of J.P. Carey Securities, Inc. (the "Agent"). The investment decisions made by these Funds are independent of the Agent and may be contrary to any actions or recommendation made by the Agent or its affiliates at any time.

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